Exhibit 99.1

SeaSpine

SeaSpine + 7D Surgical

A Powerful Combination: Accessing the Full Continuum of Care


SeaSpine

Keith C. Valentine
President & Chief Executive Officer

Beau Standish, PEng, PhD
Chief Executive Officer

©2021 SeaSpine Orthopedics Corporation. All rights reserved.

1

Forward-looking Statements & Disclaimer This presentation includes statements that may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “estimate,” “expect,” “anticipate,” “project,” “forecast,” “will” and similar expressions, or the negative thereof, among others, generally identify forward-looking statements. Forward- looking statements used in this presentation include statements regarding our plans, objectives, expectations (financial and otherwise) or intentions with respect to the anticipated acquisition of 7D Surgical, statements regarding the expected timing for completion of the acquisition and statements related to the expected benefits and synergies of the proposed ® acquisition. SeaSpine cautions that these forward-looking statements are based on management's current expectations, estimates, forecasts and projections about SeaSpine, and assumptions management believes are reasonable, and are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward- looking statements. Such risks and uncertainties include, but are not limited to, the possibility that the closing conditions to the proposed acquisition may not be satisfied or waived, including that a governmental entity may not grant a required regulatory approval, there is a delay in closing the acquisition or the possibility of non-consummation of the acquisition, the risk of stockholder litigation in connection with contemplated acquisition, SeaSpine’s ability to successfully integrate the 7D Surgical business, and risks inherent in the achievement of anticipated synergies and the timing thereof. Additional information about the factors that may affect the acquisition and the operations of SeaSpine and results is set forth in SeaSpine’s annual and quarterly reports filed with the U.S. Securities and Exchange Commission. Forward-looking statements contained in this presentation are made only as of the date set forth on the cover hereof and SeaSpine undertakes no obligation to release publicly any revisions or updates to forward-looking statements as a result of subsequent events or developments, except as required by law. ©2021 SeaSpine Orthopedics Corporation. All rights reserved. 2Forward-looking Statements & Disclaimer This presentation includes statements that may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “estimate,” “expect,” “anticipate,” “project,” “forecast,” “will” and similar expressions, or the negative thereof, among others, generally identify forward-looking statements. Forward- looking statements used in this presentation include statements regarding our plans, objectives, expectations (financial and otherwise) or intentions with respect to the anticipated acquisition of 7D Surgical, statements regarding the expected timing for completion of the acquisition and statements related to the expected benefits and synergies of the proposed ® acquisition. SeaSpine cautions that these forward-looking statements are based on management's current expectations, estimates, forecasts and projections about SeaSpine, and assumptions management believes are reasonable, and are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward- looking statements. Such risks and uncertainties include, but are not limited to, the possibility that the closing conditions to the proposed acquisition may not be satisfied or waived, including that a governmental entity may not grant a required regulatory approval, there is a delay in closing the acquisition or the possibility of non-consummation of the acquisition, the risk of stockholder litigation in connection with contemplated acquisition, SeaSpine’s ability to successfully integrate the 7D Surgical business, and risks inherent in the achievement of anticipated synergies and the timing thereof. Additional information about the factors that may affect the acquisition and the operations of SeaSpine and results is set forth in SeaSpine’s annual and quarterly reports filed with the U.S. Securities and Exchange Commission. Forward-looking statements contained in this presentation are made only as of the date set forth on the cover hereof and SeaSpine undertakes no obligation to release publicly any revisions or updates to forward-looking statements as a result of subsequent events or developments, except as required by law. ©2021 SeaSpine Orthopedics Corporation. All rights reserved. 2

The SeaSpine Journey

2015 A public spin-off

2018-2020 Over 40 product launches replacing ~ 90% legacy products with new systems to complete portfolio

2021 Growth & Expansion

- Combination with 7D Surgical
- Providing additional strategic account value, expanded contracting opportunities, and new technology-based market access

The 7D Surgical Journey

2014 Machine Vision prototype 1st used on patient; 1st financing complete

2016 FDA clearance* & Health Canada Approval – Spine

2018 First Hospital Sale, FDA clearance** & Health Canada Approval – Cranial

2019 30+ hospital installations, expansion into Australia & New Zealand

2020 50+ hospital installations, expansion into Europe & Asia

* Cleared by FDA on December 29, 2016 for use in posterior approach spine surgery where reference to a rigid anatomical structure can be identified.
**Cleared by FDA on August 8, 2018 for use in cranial surgery where reference to a rigid anatomical structure can be identified.

SeaSpine

©2021 SeaSpine Orthopedics Corporation. All rights reserved.

3

7D Surgical Navigation Value Proposition

Leading the charge in accuracy, safety and hospital economic benefit

- FLASH™ REGISTRATION
- SEGMENTAL REGISTRATION
- SURGEON CONTROL
- RADIATION-FREE
- FLEXIBLE PURCHASE OPTIONS



©2021 SeaSpine Orthopedics Corporation. All rights reserved.

4

Spine Navigation

MARKET LEADING FEATURES

Radiation-Free

Eliminates intra-operative CT or fluoroscopy

Flash™ Registration

Flash Fix™ enables automatic registration often in <10 seconds

Segmental Registration

Maintains accuracy throughout entire procedure

Surgeon Control

Removes line of sight and enables sterile system control

Cranial Navigation

MARKET LEADING FEATURES

Flash™ Registration – Skin

Captures ~1,000,000 virtual fiducials automatically often in ~1 second

Contactless registration in seconds

Flash™ Registration – Skull

Contactless posterior-fossa registration

Flash™ directly to operative site

Linked Registration

Layered CT and MRI registered directly to patient

DESIGNED TO INTEGRATE INTO SURGICAL WORKFLOW

©2021 SeaSpine Orthopedics Corporation. All rights reserved.

5

SeaSpine is the Complete Procedural Solution

Market leading, radiation-free navigation in the OR for surgeon, staff and patient

INTERBODY PORFOLIO

NanoMetalane with Reef Topography

3D Printed – Waveform

Expandable – Explorer

FIXATION SOLUTIONS

Modular Posterior Open / MIS Pedicle Screw Systems

Posterior OCT Systems

Lateral Fixation

Small Stature Fixation System

Revision System

NAVIGATION

SPINAL ACCESS SYSTEMS

MIS TLIF Retractor

Lateral Retractor (in development)

ORTHOBIOLOGICS

Premium DBM Products (#2 in US)

Vertically Integrated Manufacturing

SeaSpine

©2021 SeaSpine Orthopedics Corporation. All rights reserved.

6

SeaSpine is the Complete Procedural Solution

Market leading, radiation-free navigation in the OR for surgeon, staff and patient

INTERBODY PORFOLIO

NanoMetalane with Reef Topography

3D Printed – Waveform

Expandable – Explorer

FIXATION SOLUTIONS

Modular Posterior Open / MIS Pedicle Screw Systems

Posterior OCT Systems

Lateral Fixation

Small Stature Fixation System

Revision System

NAVIGATION

Radiation-Free Image-Guidance System with Cranial and Spinal Applications

Agnostic Imaging Acquisition

Segmental (FLASH™) Registration

SPINAL ACCESS SYSTEMS

MIS TLIF Retractor

Lateral Retractor (in development)

ORTHOBIOLOGICS

Premium DBM Products (#2 in US)

Vertically Integrated Manufacturing

SeaSpine

©2021 SeaSpine Orthopedics Corporation. All rights reserved.

7

SeaSpine with 7D Surgical – the Full Patient Continuum of Care ©2021 SeaSpine Orthopedics Corporation. All rights reserved. 8SeaSpine with 7D Surgical – the Full Patient Continuum of Care ©2021 SeaSpine Orthopedics Corporation. All rights reserved. 8

SeaSpine with 7D Surgical – the Full Patient Continuum of Care ©2021 SeaSpine Orthopedics Corporation. All rights reserved. 9SeaSpine with 7D Surgical – the Full Patient Continuum of Care ©2021 SeaSpine Orthopedics Corporation. All rights reserved. 9

Enabling Accelerated Revenue Growth

Sales Incentivized Earn Out

- Drives Sales Focus
- Provides Long-term Account Footprint
- Bridges Contractual Timelines
- Increases Potential Product Use/Procedure

Capital Purchase

- Enables Hospital Access
- Creates SI/OB Pull-through Opportunity
- Provides Immediate Revenue Recognition

SeaSpine

©2021 SeaSpine Orthopedics Corporation. All rights reserved.
10

Strengthens Foothold: Long-term Account Ownership

Complementary, deeper opportunities in 7D/SeaSpine independently established accounts

STRONGER TOGETHER.
BETTER TOGETHER.


SeaSpine

SeaSpine

©2021 SeaSpine Orthopedics Corporation. All rights reserved.
11

Enabling Accelerated Penetration in Both SeaSpine & Non-SeaSpine Accounts


Mayo Clinic
SSM Health St. Josephs
South Denver ASC
Mercy Hospital
Stanford
HOAG
Glendale
Carlsbad (2)
Medical City Frisco
Driscoll Children's Hospital
CTMH Doctor's Hospital
Toronto Western
Health Partners
Sunnybrook Hospital
Sick Kids Hospital
Cleveland Clinic
Unity
Southern NH MC
St. Luke's Hospital
Constitution ASC
St. Vincent's Medical Center
Hospital for Special Surgery
Howard University Hospital
Sentara Williamsburg
Maury Regional
Princeton Baptist Medical Center
Greenwood Leflore Hospital
Heart of Florida MC
Lakewood Ranch

Current 7D Surgical installation sites (30)

©2021 SeaSpine Orthopedics Corporation. All rights reserved.

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Strong International Foundation Current 7D Surgical installation sites (26) ©2021 SeaSpine Orthopedics Corporation. All rights reserved. 13Strong International Foundation Current 7D Surgical installation sites (26) ©2021 SeaSpine Orthopedics Corporation. All rights reserved. 13

1 + 1 = 3: Expanded Access with Complete Solution



Market-leading spinal implants and orthobiologics portfolio



Unparalleled machine vision guidance



Seamless, purposeful design of integrated implants and navigation

SeaSpine

©2021 SeaSpine Orthopedics Corporation. All rights reserved.

14

Investing in Surgeon Safety Surgeon, Staff and Patient SAFETY MATTERS ©2021 SeaSpine Orthopedics Corporation. All rights reserved. 15Investing in Surgeon Safety Surgeon, Staff and Patient SAFETY MATTERS ©2021 SeaSpine Orthopedics Corporation. All rights reserved. 15

Conduit for Surgical Planning and Future Enabling Technologies

Enables preoperative surgical plans to be seamlessly integrated, with real-time OR accessibility in the 7D navigation platform

Proprietary machine vision algorithms promote perpetual improvements in system accuracy, enhancing surgical information and optimal confirmation of surgical plan

Real-time monitoring of changes in spinal alignment, without radiography – a safety benefit to Surgeon, Staff and Patient

SeaSpine

©2021 SeaSpine Orthopedics Corporation. All rights reserved.
16

SeaSpine

Enabling Accelerated Growth

Financial Information


SeaSpine

John Bostjancic
SVP, Chief Financial Officer

SeaSpine

©2021 SeaSpine Orthopedics Corporation. All rights reserved.

17

Transaction Terms Purchase Price Cash Consideration Timing $110 million purchase price Cash consideration Expected to close in Q2 (75% SPNE stock / funded by >$88 million 2021, following vote by 7D 25% cash) cash on-hand* Surgical shareholders and “fairness hearing” by *Cash balance includes recent $20M borrowing under credit facility Canadian Courts Stock Value SeaSpine stock to be valued based on 10-day VWAP between March 8, 2021 and March 19, 2021 ($19.23) ©2021 SeaSpine Orthopedics Corporation. All rights reserved. 18Transaction Terms Purchase Price Cash Consideration Timing $110 million purchase price Cash consideration Expected to close in Q2 (75% SPNE stock / funded by >$88 million 2021, following vote by 7D 25% cash) cash on-hand* Surgical shareholders and “fairness hearing” by *Cash balance includes recent $20M borrowing under credit facility Canadian Courts Stock Value SeaSpine stock to be valued based on 10-day VWAP between March 8, 2021 and March 19, 2021 ($19.23) ©2021 SeaSpine Orthopedics Corporation. All rights reserved. 18

Financial Information

Commercialized Technology

54 systems placed globally since 2018 (24 U.S. / 30 ex-U.S.)

Contractual sales value exceeds $19 million

Expands SeaSpine's revenue base and protects market share gains

Financial Impact

Accelerate investment in development programs in 2021

Additional financial information to be provided when transaction closes

SeaSpine

©2021 SeaSpine Orthopedics Corporation. All rights reserved.

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SeaSpine with 7D Surgical will Transform Who We are as a Company “This combination of our innovative cultures will allow us to expand and stretch our clinical value by fully encompassing the patient experience from the onset of surgical planning through the end of treatment and recovery. We believe that participation in the patient’s complete continuum of care, coupled with an industry-leading safety profile for the surgeon, the surgical support team, and the patient, will accelerate our market share-taking strategy. As we know, surgeons can reach their occupational limit of radiation in as little as 10 years. We believe the 7D platform, combined with our now-comprehensive Implant and Orthobiologics portfolio, will lead the way in advancing spine surgery while making everyone safer in the surgical environment. Stronger Together.” Keith C. Valentine President & Chief Executive Officer ©2021 SeaSpine Orthopedics Corporation. All rights reserved. 20SeaSpine with 7D Surgical will Transform Who We are as a Company “This combination of our innovative cultures will allow us to expand and stretch our clinical value by fully encompassing the patient experience from the onset of surgical planning through the end of treatment and recovery. We believe that participation in the patient’s complete continuum of care, coupled with an industry-leading safety profile for the surgeon, the surgical support team, and the patient, will accelerate our market share-taking strategy. As we know, surgeons can reach their occupational limit of radiation in as little as 10 years. We believe the 7D platform, combined with our now-comprehensive Implant and Orthobiologics portfolio, will lead the way in advancing spine surgery while making everyone safer in the surgical environment. Stronger Together.” Keith C. Valentine President & Chief Executive Officer ©2021 SeaSpine Orthopedics Corporation. All rights reserved. 20

©2021 SeaSpine Orthopedics Corporation. All rights reserved. 21©2021 SeaSpine Orthopedics Corporation. All rights reserved. 21